                                                                    EXHIBIT 99.3

Oct-2000                             1995-A                               Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                                                              $3,005,089,625.25
Beginning of the Month Finance Charge Receivables:                                                         $  152,398,233.47
Beginning of the Month Discounted Receivables:                                                             $            0.00
Beginning of the Month Total Receivables:                                                                  $3,157,487,858.72

Removed Principal Receivables:                                                                                         $0.00
Removed Finance Charge Receivables:                                                                                    $0.00
Removed Total Receivables:                                                                                             $0.00

Additional Principal Receivables:                                                                                      $0.00
Additional Finance Charge Receivables:                                                                                 $0.00
Additional Total Receivables:                                                                                          $0.00

Discounted Receivables Generated this Period:                                                                          $0.00

End of the Month Principal Receivables:                                                                    $2,954,073,738.94
End of the Month Finance Charge Receivables:                                                               $  147,551,019.69
End of the Month Discounted Receivables:                                                                   $            0.00
End of the Month Total Receivables:                                                                        $3,101,624,758.63

Special Funding Account Balance                                                                            $            0.00
Aggregate Invested Amount (all Master Trust II Series)                                                     $2,300,000,000.00
End of the Month Transferor Amount                                                                         $  654,073,738.94
End of the Month Transferor Percentage                                                                                22.14%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                                                   $ 68,638,213.36
     60-89 Days Delinquent                                                                                   $ 50,358,199.79
     90+ Days Delinquent                                                                                     $ 91,248,801.03

     Total 30+ Days Delinquent                                                                               $210,245,214.18
     Delinquent Percentage                                                                                             6.78%

Defaulted Accounts During the Month                                                                          $ 20,897,990.17
Annualized Default Percentage                                                                                          8.35%

Oct-2000                             1995-A                               Page 2

Principal Collections                                                                                        $399,064,663.34
Principal Payment Rate                                                                                                13.28%

Total Payment Rate                                                                                                    14.28%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                                                                         $368,000,000.00
     Class B Initial Invested Amount                                                                         $ 32,000,000.00
                                                                                                             ---------------
TOTAL INITIAL INVESTED AMOUNT                                                                                $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                                                                 $368,000,000.00
     Class B Invested Amount                                                                                 $ 32,000,000.00
                                                                                                             ---------------
TOTAL INVESTED AMOUNT                                                                                        $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                                        13.31%

PRINCIPAL ALLOCATION PERCENTAGE                                                                                       13.31%

MONTHLY SERVICING FEE                                                                                          $  500,000.00

INVESTOR DEFAULT AMOUNT                                                                                        $2,781,679.45

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                                92.00%

     Class A Finance Charge Collections                                                                        $6,815,280.38
     Other Amounts                                                                                             $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                                  $6,815,280.38

     Class A Monthly Interest                                                                                  $2,106,800.00
     Class A Servicing Fee                                                                                     $  460,000.00
     Class A Investor Default Amount                                                                           $2,559,145.09

TOTAL CLASS A EXCESS SPREAD                                                                                    $1,689,335.29

REQUIRED AMOUNT                                                                                                $        0.00

Oct-2000                             1995-A                               Page 3

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                                 8.00%

     Class B Finance Charge Collections                                                                          $592,633.10
     Other Amounts                                                                                               $      0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                                    $592,633.10

     Class B Monthly Interest                                                                                    $186,133.33
     Class B Servicing Fee                                                                                       $ 40,000.00

TOTAL CLASS B EXCESS SPREAD                                                                                      $366,499.77

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                                            $2,055,835.06

     Excess Spread Applied to Required Amount                                                                  $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                                                     $        0.00

     Excess Spread Applied to Class B Items                                                                    $  222,534.36

     Excess Spread Applied to Class B Investor Charge Offs                                                     $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                                      $   25,816.33

     Excess Spread Applied to Cash Collateral Account                                                          $        0.00

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                                 $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                                        $1,807,484.37

Oct-2000                           1995-A                                 Page 4

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                                    $10,200,607.57

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                                                                          $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                                                                    $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                                                       $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                                                                      $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                                                                       $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                                                        $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                                                            $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                                                                    $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                                                       $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                                          8.88%
    Base Rate (Prior Month)                                                                                            8.88%
    Base Rate (Two Months Ago)                                                                                         8.88%
                                                                                                                       -----
THREE MONTH AVERAGE BASE RATE                                                                                          8.88%

    Portfolio Yield (Current Month)                                                                                   13.88%
    Portfolio Yield (Prior Month)                                                                                     11.69%
    Portfolio Yield (Two Months Ago)                                                                                  14.58%
                                                                                                                      ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                   13.38%

Oct-2000                           1995-A                                 Page 5

PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                                          92.00%

    Class A Principal Collections                                                                             $48,869,023.69

CLASS B PRINCIPAL PERCENTAGE                                                                                           8.00%

    Class B Principal Collections                                                                             $ 4,249,480.32

TOTAL PRINCIPAL COLLECTIONS                                                                                   $53,118,504.01

INVESTOR DEFAULT AMOUNT                                                                                       $ 2,781,679.45

REALLOCATED PRINCIPAL COLLECTIONS                                                                             $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                                             $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                                                            $         0.00
    Deficit Controlled Accumulation Amount                                                                    $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                                $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                                                            $         0.00
    Deficit Controlled Accumulation Amount                                                                    $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                                $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                                             $55,900,183.46

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                                  $         0.00
CLASS B INVESTOR CHARGE OFFS                                                                                  $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                       $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                                       $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                                                                           $52,000,000.00
    Available Cash Collateral Amount                                                                          $52,000,000.00

Oct-2000                           1995-A                                 Page 6

INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                                                                 $0.00
    Class B Interest Rate Cap Payments                                                                                 $0.00

TOTAL DRAW AMOUNT                                                                                                      $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                                        $0.00







                                           First USA Bank, National Association
                                           as Servicer

                                           By:  /s/ Tracie H. Klein
                                               --------------------------------
                                                  Tracie H. Klein
                                                  First Vice President